UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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☐	Soliciting Material Pursuant to §240.14a-12

MYND ANALYTICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY-SUBJECT TO COMPLETION
October 23, 2018

26522 La Alameda, Suite 290
Mission Viejo, CA 92691

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 26, 2018

To our Stockholder:

A special meeting of shareholders of MYnd Analytics, Inc. (the “Company”) will be held on November 26, 2018, at 10:00 am Eastern Standard Time via live webcast. The special meeting will be a completely virtual meeting of stockholders. You will only be able to attend the special meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MYnd2018SM. You will also be able to vote your shares electronically at the online special meeting. The purposes of the special meeting are to:

1.	approve the issuance of shares of our common stock to Aspire Capital Fund, LLC pursuant to the terms of the Common Stock Purchase Agreement, dated May 15, 2018, in accordance with the shareholder approval requirements of NASDAQ Listing Rule 5635(d) (referred to as “Proposal No. 1”);

2.	approve the amendment of the Company’s 2012 Omnibus Incentive Compensation Plan (the “2012 Plan”) to eliminate the annual individual award limits under the 2012 Plan (referred to as “Proposal No. 2”);

3.	approve the amendment of the Company’s 2012 Plan to increase: (i) the total number of shares of common stock, par value $0.001 per share (“Common Stock”), available for grant under the 2012 Plan (subject to the overall limits described in clause (ii) below) from 1,500,000 shares to an aggregate of 2,250,000 shares and (ii) the aggregate limitation on authorized shares available for grant under the 2012 Plan, following any increases pursuant to the evergreen provision (the “Evergreen Provision”), from 2,200,000 shares to 2,950,000 shares (referred to as “Proposal No. 3”);

4.	approve the adjournment of the special meeting, if necessary, to solicit additional proxies to vote in favor of the foregoing proposals (referred to as “Proposal No. 4”); and

5.	conduct any other business that may properly come before the special meeting or any adjournments or postponements thereof.

Our Board of Directors is not aware of any other business to come before the special meeting. Only common shareholders of record at the close of business on October 19, 2018 are entitled to receive notice of, and to vote at, the special meeting.

Your vote is extremely important. I hope you will be able to attend the special meeting. Details regarding how to attend the meeting online and the business to be conducted at the special meeting are more fully described in the accompanying Notice of Special Meeting and Proxy Statement. We consider the votes of all of our stockholders to be important, whether you own a few shares or many. Whether or not you plan to attend the special meeting, please vote your shares as promptly as possible by completing, signing, dating and returning the proxy card in the postage-paid envelope provided. Alternatively, you may vote via the Internet or by calling the toll-free telephone number as further instructed in these materials. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must obtain a legal proxy issued in your name from that record holder.

By Order of the Board of Directors,

/s/ George C. Carpenter IV
George C. Carpenter IV
President and Chief Executive Officer

November 2, 2018

MYND ANALYTICS, INC.

TABLE OF CONTENTS

PROPOSAL NO. 1 - APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK TO ASPIRE CAPITAL PURSUANT TO NASDAQ LISTING RULE 5635(d)	4

PROPOSAL NO. 2 - APPROVAL OF AN AMENDMENT TO THE 2012 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN TO ELIMINATE ANNUAL INDIVIDUAL AWARD LIMITS THEREUNDER	7

PROPOSAL NO. 3 - APPROVAL OF AN AMENDMENT TO THE 2012 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN TO INCREASE OVERALL LIMITS THEREUNDER	16

PROPOSAL NO. 4 - APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SEEK ADDITIONAL PROXIES	19

PRELIMINARY COPY-SUBJECT TO COMPLETION
October 23, 2018

26522 La Alameda, Suite 290
Mission Viejo, CA 92691

PROXY STATEMENT

Unless the context requires otherwise, all references to “we,” “us” or “our” refer to MYnd Analytics, Inc. and its subsidiaries.

The enclosed proxy is solicited by the Board of Directors of MYnd Analytics, Inc. for use at the special meeting of shareholders to be held at 10:00 a.m. Eastern Standard Time, on November 26, 2018, or at any postponement or adjournment of the special meeting, for the purposes set forth in this proxy statement and in the accompanying notice of special meeting of shareholders. The special meeting will be a completely virtual meeting of stockholders. You will only be able to attend the special meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MYnd2018SM. You will also be able to vote your shares electronically at the online special meeting.

These proxy materials are first being mailed on or about November 2, 2018 to all shareholders entitled to notice of, and to vote at, the special meeting.

Only shareholders of record at the close of business on October 19, 2018 are entitled to notice of and to vote the shares of our common stock, $0.001 par value (“common stock”) and of our series A preferred stock, $0.001 par value (“series A preferred stock”), registered in their name at the special meeting. The common stock and the series A preferred stock vote together as a single class. As of the record date, we had outstanding 7,551,254 shares of common stock and 550,000 shares of series A preferred stock. The presence, in person or by proxy, of greater than 50% of the shares of the common stock and series A preferred stock outstanding on the record date will constitute a quorum at the special meeting. Abstentions will be treated as present for purposes of determining the quorum. Broker non-votes, which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote, are also expected to be treated as present for purposes of determining the quorum.

Each share of common stock entitles its holder to cast one vote on each matter to be voted upon at the special meeting. Each holder of shares of series A preferred stock is entitled to the number of votes equal to the number of whole share of common stock into which the shares of series A preferred stock held by such holder are convertible (which as of the date of this proxy statement equals one vote per share of series A preferred stock) on each matter to be voted upon at the special meeting. For each of the proposals presented in this proxy statement, an affirmative vote of at least a majority of the votes cast is required for approval.

Banks, brokers and other holders of record do not have discretionary authority to vote shares held in street name in connection with non-routine proposals. Proposals 1, 2 and 3 are non-routine matters. As a result, broker non-votes are expected to occur at the special meeting with respect to Proposals 1, 2 and 3. However, since broker non-votes and abstentions are not counted as votes cast they will have no effect on the outcome of Proposals 1, 2 and 3.

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Banks, brokers and other holders of record have discretionary authority to vote shares held in street name, even if they do not receive instructions from the beneficial owner, on routine proposals. We believe that Proposal 4 will be considered a routine proposal under applicable rules, so we do not anticipate broker non-votes on Proposal 4. Accordingly, if you do not provide your bank, broker or other holder of record with voting instructions with respect to Proposal 4, we believe such holder will have discretionary authority to vote your shares held in street name on Proposal 4. If there are broker non-votes or abstentions with respect to Proposal 4, they will not be counted as votes cast on the proposal and will have no effect on the outcome of Proposal 4.

All properly completed written proxies and all properly completed proxies submitted by telephone or Internet that are delivered pursuant to this solicitation will be voted in accordance with the directions given in the proxy, unless the proxy is revoked before completion of voting at the meeting. Each shareholder may revoke a previously granted proxy at any time before it is exercised by using the Internet or telephone procedures specified in the proxy card or by submitting written notice of revocation or a duly executed proxy bearing a later date to us. Attendance at the special meeting will not, in itself, constitute revocation of a proxy but a shareholder in attendance may request a ballot and vote in accordance with the instructions provided herein, which revokes a prior granted proxy. Where a proxy is properly signed and returned without indicating any voting instructions regarding a proposal, the shares represented by the proxy will be voted FOR the proposal. If you require assistance, please contact our Secretary Claire Ambrosio, at 949-420-4200.

We are paying the costs of soliciting proxies, which may include engagement of a proxy solicitor. We will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding materials to beneficial owners of stock. Our directors, officers and employees also may solicit proxies by mail, telephone, facsimile, email and personal contact. They will not receive any compensation for doing so.

The Board of Directors knows of no other matters to be presented at the special meeting. If any other matter should be presented at the special meeting, the proxy holders may vote any shares represented by proxy in their discretion.

Your vote is extremely important. All MYnd stockholders are cordially invited to attend the special meeting via live webcast. Whether or not you plan to attend, you are urged to make, date, sign and return the enclosed proxy care as promptly as possible in the postage-prepaid envelope provided. Alternatively, you may vote via the Internet or by calling the toll-free telephone number as further instructed in these materials. Voting in advance of the special meeting will help ensure that your MYnd shares are represented and that a quorum is present at the special meeting. If you submit your proxy and then decide to attend the special meeting and wish to vote your shares at the special meeting, you may still do so. Your proxy is revocable in accordance with the procedures identified in the accompanying proxy statement. Only MYnd stockholders of record at the close of business on the Record Date are entitled to notice of, to attend and to vote at, the special meeting. This proxy statement and the enclosed proxy care are first being distributed to stockholders on or about November 2, 2018.

Important Notice Regarding Access to Special Meeting. You are entitled to attend the special meeting only if you were a MYnd stockholder of record as of the close of business on the Record Date, hold a valid proxy for the special meeting or are a guest of MYnd. You will need the control number included on your proxy card in order to be able to vote your shares or submit questions during the special meeting. Instructions on how to connect and participate via the Internet are posted at www.virtualshareholdermeeting.com/MYnd2018SM. If you do not have your control number, you will be able to listen to the meeting only - you will not be able to vote or submit questions during the meeting.

Important Notice Regarding Internet Availability of Proxy Materials For The Special Meeting Of Stockholders To Be Held On November 26, 2018 at 10:00 a.m. Eastern Standard Time: This proxy statement and the accompanying form of proxy card are available at www.myndanalytics.com. We are providing you access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 26, 2018.

The notice of the special meeting of shareholders and proxy statement are available at
www.virtualshareholdermeeting.com/MYnd2018SM.

IMPORTANT: Whether or not you expect to attend the special meeting, we urge you to either submit a completed proxy card, vote via the Internet by visiting www.virtualshareholdermeeting.com/MYnd2018SM or vote by calling toll-free 1-800-690-6903 in advance of the special meeting. This will help ensure the presence of a quorum at the special meeting. Promptly voting your shares will help to save MYnd the expense of additional solicitations. As described in the accompanying proxy statement, voting your shares now will not prevent you from voting your shares at the special meeting if you desire to do so. If you choose to vote by submitting a proxy card, please mail your proxy card in the envelope provided.

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PROPOSAL NO. 1 - APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK TO ASPIRE CAPITAL PURSUANT TO NASDAQ LISTING RULE 5635(d)

We are asking our shareholders to approve the issuance of up to $10 million in shares of our common stock, $0.001 par value, to Aspire Capital, LLC (“Aspire Capital”) pursuant to the common stock Purchase Agreement (the “Purchase Agreement”) between the Company and Aspire Capital dated May 15, 2018. The rights, privileges, and preferences of the common stock which may be issued to Aspire Capital under the Purchase Agreement are identical to the rights, privileges, and preferences of our common stock generally, as described in our filings with the Securities and Exchange Commission. The Purchase Agreement limits the number of shares we can sell to Aspire Capital thereunder to 1,134,671 shares, which represents 19.99% of our common stock outstanding prior to entering into the Purchase Agreement (the “Exchange Cap”), unless either (i) shareholder approval is obtained to issue more than the Exchange Cap, or (ii) the average price paid for all shares of common stock issued in excess of the Exchange Cap under the Purchase Agreement is equal to or greater than $3.15 per share, a price equal to the consolidated closing bid price of our common stock on the date we entered into the Purchase Agreement, in either case in compliance with Nasdaq Listing Rule 5635(d).

We have been using the net proceeds generated from the Purchase Agreement to fund our working capital needs. As of September 30, 2018, the Company has issued an aggregate of 1,134,671 shares of its common stock to Aspire Capital pursuant to the Purchase Agreement (including 250,000 shares issued as a commitment fee), being the total number of shares allowable under the Exchange Cap. Unless our shareholders approve this proposal, we will not be able to sell any additional shares under the Purchase Agreement.

Although we are seeking alternative sources of financing, the Board believes shareholder approval of the Purchase Agreement provides us flexibility to respond to future business needs and opportunities.

Background

On May 15, 2018, the Company entered into the Purchase Agreement with Aspire Capital. Upon the terms and subject to the conditions and limitations set forth in the Purchase Agreement, Aspire Capital is committed to purchase up to an aggregate of $10 million of our shares of common stock over the 30-month term of the Purchase Agreement, which commenced in May 2018. In consideration for entering into the Purchase Agreement, concurrently with the execution of the Purchase Agreement, we issued to Aspire Capital 250,000 shares of our common stock as a commitment fee and shortly after execution of the Purchase Agreement, we sold to Aspire Capital 250,000 shares of common stock at $2.25 per share, for gross proceeds of $562,500. Concurrently with entering into the Purchase Agreement, we entered into a registration rights agreement with Aspire Capital, in which we agreed to file one or more registration statements as permissible and necessary to register under the Securities Act of 1933, as amended (the “Securities Act”) the sale of the shares of our common stock that have been and may be issued to Aspire Capital under the Purchase Agreement. The Company filed a registration statement on Form S-1 (File No. 333-225052) registering the resale of up to 1,750,000 shares of our common stock by Aspire Capital, which registration statement was declared effective by the SEC on June 8, 2018. Under the Purchase Agreement, we have the right but not the obligation to register for sale more than the 1,750,000 shares of common stock previously registered.

As part of the Purchase Agreement, on any trading day on which the closing sale price of our common stock is not less than $0.50 per share, we have the right, in our sole discretion, to present Aspire Capital with a notice (the “Purchase Notice”), directing Aspire Capital to purchase up to $300,000 of registered shares of our common stock per business day, up to $10 million of our common stock in the aggregate over the 30-month term of the Purchase Agreement, at a purchase price calculated by reference to the prevailing market price of our common stock over the preceding 12-business day period (the “Purchase Price”). The Purchase Price is equal to the lesser of (i) the lowest sale price of our common stock on the purchase date; or (ii) the arithmetic average of the three lowest closing sale prices for our common stock during the 12 consecutive trading days ending on the trading day immediately preceding the purchase date.

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In addition, on any date on which we submit a Purchase Notice to Aspire Capital for the purchase of 50,000 shares, we also have the right to direct Aspire Capital to purchase an amount of stock equal to up to 30% of the aggregate shares of our common stock traded on the Nasdaq Capital Market on the next trading day (the “VWAP Purchase Notice”), at a price threshold which is equal to at least 80% of the closing price of the Company’s common stock on the business day immediately preceding the VWAP Purchase Date, or such higher price as set by us. The VWAP purchase price of such shares is the lower of (i) the closing sale price on the VWAP purchase date; or (ii) 95% of the volume-weighted average price for our common stock traded on the Nasdaq Capital Market either (a) on the VWAP purchase date, if the aggregate shares to be purchased on that date have not exceeded the maximum permitted to be sold pursuant to the Purchase Agreement, or (b) during that portion of the VWAP purchase date until the aggregate shares exceed the maximum permitted or the sale price falls below the specified minimum.

We may deliver multiple Purchase Notices and VWAP Purchase Notices to Aspire Capital from time to time during the term of the Purchase Agreement, so long as the most recent purchase has been completed.

Shareholder Approval Requirement

As noted above, the Purchase Agreement restricts the amount of shares that may be sold to Aspire Capital to the Exchange Cap, or 1,134,671 shares. We can remove this Exchange Cap by obtaining shareholder approval in compliance with the applicable Listing Rules of the Nasdaq Stock Market. Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules.

Pursuant to Nasdaq Listing Rule 5635(d), shareholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. Shareholder approval of this proposal will constitute shareholder approval for purposes of Nasdaq Listing Rule 5635(d).

We are seeking shareholder approval for the issuance of up to an aggregate of $10 million of our common stock under the Purchase Agreement.

Reasons for Transaction and Effect on Current Shareholders

The Board has determined that the Purchase Agreement with Aspire Capital is in the best interests of the Company and its shareholders because the right to sell shares to Aspire Capital provides the Company with a reliable source of capital and the ability to access that capital when and as needed.

The Purchase Agreement does not affect the rights of the holders of outstanding common stock, but the sale of shares to Aspire Capital pursuant to the terms of the Purchase Agreement will have a dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders.

The Purchase Agreement provides that we shall not issue, and Aspire Capital shall not purchase, any shares of our common stock under the Purchase Agreement if such shares proposed to be issued and sold, when aggregated with all other shares of our common stock then owned beneficially (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by Aspire Capital and its affiliates, would result in the beneficial ownership by Aspire Capital and its affiliates of more than 19.99% of our then issued and outstanding shares of common stock. Unlike the Exchange Cap, which limits the aggregate number of shares we may issue to Aspire Capital under the Purchase Agreement, this beneficial ownership limitation limits the number of shares Aspire Capital may beneficially own at any one time to 19.99% of our outstanding common stock. Consequently, the number of shares Aspire Capital may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our common stock increases over time. Aspire Capital may sell some or all of the shares it purchases under the Purchase Agreement, permitting it to purchase additional shares in compliance with the beneficial ownership limitation. We are not seeking shareholder approval to lift such 19.99% beneficial ownership limitation.

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Information with Respect to Aspire Capital

Aspire Capital Partners LLC (“Aspire Partners”) is the Managing Member of Aspire Capital Fund LLC (“Aspire Fund”). SGM Holdings Corp (“SGM”) is the Managing Member of Aspire Partners. Mr. Steven G. Martin (“Mr. Martin”) is the president and sole shareholder of SGM, as well as a principal of Aspire Partners. Mr. Erik J. Brown (“Mr. Brown”) is the president and sole shareholder of Red Cedar Capital Corp (“Red Cedar”), which is a principal of Aspire Partners. Mr. Christos Komissopoulos (“Mr. Komissopoulos”) is president and sole shareholder of Chrisko Investors Inc. (“Chrisko”), which is a principal of Aspire Partners. Mr. William F. Blank, III (“Mr. Blank”) is president and sole shareholder of WML Ventures Corp. (“WML Ventures”), which is a principal of Aspire Partners. Each of Aspire Partners, SGM, Red Cedar, Chrisko, WML Ventures, Mr. Martin, Mr. Brown, Mr. Komissopoulos and Mr. Blank may be deemed to be a beneficial owner of common stock held by Aspire Fund. Each of Aspire Partners, SGM, Red Cedar, Chrisko, WML Ventures, Mr. Martin, Mr. Brown, Mr. Komissopoulos and Mr. Blank disclaims beneficial ownership of the common stock held by Aspire Fund.

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the special meeting is required to approve Proposal 1. Abstentions from voting are counted as “votes cast” and therefore have the same effect as a vote against Proposal 1. Shares deemed present at the special meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote.

Board Recommendation

The Board of Directors unanimously recommends that shareholders vote FOR Proposal 1.

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PROPOSAL NO. 2 - APPROVAL OF AN AMENDMENT TO THE 2012 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN TO ELIMINATE ANNUAL INDIVIDUAL AWARD LIMITS THEREUNDER

We currently maintain the MYnd Analytics, Inc. 2012 Plan, which was originally adopted by the Board on March 22, 2012 and approved by the stockholders at the Company’s annual meeting held on May 23, 2013.

On September 20, 2018, our Board of Directors approved, subject to stockholder approval, a further amendment (the “Amendment”) of the 2012 Plan to:

●	eliminate the annual individual award limits under the 2012 Plan.

Stockholder approval of the Amendment is necessary, among other reasons, to allow the Company to grant incentive stock options described in Section 421 of the Internal Revenue Code, of 1986, as amended (the “Code”). The 2012 Plan is administered by a committee (the “Committee”) the members of which are appointed by the Board of Directors and from time to time by the entire Board of Directors. Prior to 2018, the 2012 Plan also required stockholder approval to allow performance-based awards made under the 2012 Plan to our executive officers to be fully deductible by us for federal income tax purposes under Code Section 162(m) if and to the extent the Committee determines that compliance with the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable. The Tax Cuts and Jobs Act signed into law in December 2017 repealed the performance-based exception to the tax deductibility limitations under Code Section 162(m). Accordingly, the performance-based exception does not apply to and is not required for any awards granted under the 2012 Plan after November 2, 2017 and the provisions in the 2012 Plan relating to the performance-based compensation exception will have no relevance to any awards granted after November 2, 2017. Therefore, the Company believes that, to provide maximum flexibility to the Board of Directors in making equity compensation decisions, the limit may be eliminated.

Why We are Asking our Stockholders to Approve an Amendment to the 2012 Plan

We believe that equity-based compensation is fundamental to our ability to attract, retain and motivate highly-qualified, dedicated employees who have the skills and experience required to achieve our business goals. We further believe that a combination of stock options and restricted stock (or restricted stock units) provides a strong link to our long-term performance, creates an ownership culture and generally aligns the interests of our executives and other employees with our stockholders.

Stockholders are being asked to approve the elimination in the annual individual award limits set forth in Section 4.3(b) of the 2012 Plan. Currently, the maximum number of shares that may be awarded to any individual during any calendar year is 150,000. Stockholders are being asked to approve an amendment to the 2012 Plan to eliminate such annual award limitation. The Board is asking the stockholders to approve this amendment because awards under the 2012 Plan are an integral component of the Company’s efforts to attract, retain and provide additional incentives to all applicable recipients under the 2012 Plan. The current annual limitations would make it difficult for the Company to grant performance awards under the 2012 Plan to adequately compensate and incentivize applicable plan participants. Increasing the annual limit will allow the Company to grant larger performance awards to certain employees deemed important to the success of the Company’s business.

Stockholder approval of the Amendment is necessary, among other reasons, to allow the Company to grant incentive stock options described in Section 421 of the Internal Revenue Code, of 1986, as amended (the “Code”). Prior to 2018, the 2012 Plan also required stockholder approval to allow performance-based awards made under the 2012 Plan to our executive officers to be fully deductible by us for federal income tax purposes under Code Section 162(m) if and to the extent the Committee determines that compliance with the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable. The Tax Cuts and Jobs Act signed into law in December 2017 repealed the performance-based exception to the tax deductibility limitations under Code Section 162(m). Accordingly, the performance-based exception does not apply to and is not required for any awards granted under the 2012 Plan after November 2, 2017 and the provisions in the 2012 Plan relating to the performance-based compensation exception will have no relevance to any awards granted after November 2, 2017. Therefore, the Company believes that, to provide maximum flexibility to the Board of Directors in making equity compensation decisions, the limit may be eliminated.

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If stockholders do not approve the Amendment at the special meeting, the Amendment will not be effective. Our Board of Directors believes that the Amendment will further our compensation strategy and is vital to our ability to attract, retain and motivate top quality employees, directors and consultants.

A full copy of the 2012 Plan, as proposed to be amended by the Amendment, is attached as Annex A. The material features of the 2012 Plan are summarized below and such summary is qualified in its entirety by reference to the complete text of the 2012 Plan.

2012 Plan Benefits

In view of the discretionary authority vested in the Committee under the 2012 Plan and because any benefit under the 2012 Plan may depend on a variety of factors, including the value of our Common Stock from time to time, it is not possible to estimate or determine the number of shares or the value of any awards that may be made to any of our directors, executive officers or employees under the 2012 Plan, as proposed to be amended, if such Amendment is approved by our stockholders.

The total number of shares underlying awards granted to date under the 2012 Plan is 1,458,161.

Purpose of the 2012 Plan

The 2012 Plan is intended to allow selected employees (including officers), non-employee consultants and non-employee directors of the Company or an affiliate of the Company to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, to assist the Company and its affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, to optimize the profitability and growth of the Company and its affiliates through incentives which are consistent with our Company’s goals, to provide such employees and consultants with an incentive for excellence in individual performance, to promote teamwork among employees, consultants and directors, and to attract and retain highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest in the Company, thereby aligning such non-employee directors’ interests more closely with the interests of our stockholders.

Administration

The 2012 Plan is administered by the Committee. If and to the extent that compliance with Rule 16b-3 under the Securities Exchange Act of 1934 or the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable, the Committee must be comprised of two or more Directors who qualify as “non-employee directors” under Rule 16b-3 and “outside directors” under Code Section 162(m). The Board has appointed the members of the Compensation Committee to serve as the Committee under the 2012 Plan. Subject to the terms of the 2012 Plan, the Committee has full power and discretion to select those persons to whom awards will be granted; to determine the amounts and terms of awards; to change and determine the terms of any award agreement, including but not limited to the term and the vesting schedule; to determine and change the conditions, restrictions and performance criteria relating to any award; to determine the settlement, cancellation, forfeiture, exchange or surrender of any award; to make adjustments in the terms and conditions of awards; to construe and interpret the 2012 Plan and any award agreement; to establish, amend and revoke rules and regulations for the administration of the 2012 Plan; to make all determinations deemed necessary or advisable for administration of the 2012 Plan; and to exercise any powers and perform any acts it deems necessary or advisable to administer the 2012 Plan and subject to certain exceptions, to amend, alter or discontinue the 2012 Plan or amend the terms of any award.

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The Committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a management committee except with respect to awards to executive officers who are subject to Section 16 of the Securities Exchange Act of 1934 and awards that are intended to comply with the performance-based exception to tax deductibility limitations under Code Section 162(m). In addition, the full Board of Directors must serve as the Committee with respect to any awards to our non-employee directors.

The repeal of the performance-based exception under Code Section 162(m) means that the Committee will intend any award granted after November 2, 2017 to comply with the performance-based exception. However, the Committee members may still need to qualify as “outside directors” for purposes of certifying performance with respect to any outstanding performance-based awards granted on or before November 2, 2017.

No Option Repricings Permitted

Notwithstanding the Committee’s powers and authority described above, neither the Board nor the Committee has the authority under the 2012 Plan to reduce the exercise price of any outstanding option. The prohibition against repricing does not apply to adjustments the Committee deems necessary to prevent the dilution or enlargement of the benefits provided under such awards, as described more fully under “Offering of Common Stock” below.

Eligibility

The 2012 Plan provides for awards to employees (including officers) and non-employee directors of, and non-employee consultants to, our Company or an affiliate (including potential employees and consultants). Some awards will be provided to officers and others who are deemed by us to be “insiders” for purposes of Section 16 of the Securities Exchange Act of 1934. For purposes of the 2012 Plan, an entity (including a partnership, limited liability Company or joint venture) will be considered our “affiliate” if we, directly or indirectly, own (i) stock possessing more than 50% of the total combined voting power of all outstanding classes of stock of such corporate entity or more than 50% of the total value of all outstanding shares of all classes of stock of such corporate entity or (ii) more than 50% of the profits interest or capital interest in any non-corporate entity.

In addition, the 2012 Plan provides that if our Company acquires another corporation or other entity (an “Acquired Entity”) as a result of a merger or consolidation of the Acquired Entity into our Company or any of our affiliates or as a result of the acquisition of the stock or property of the Acquired Entity by us or any of our affiliates, the Committee may grant awards (“Substitute Awards”) to the current and former employees, consultants and non-employee directors of the Acquired Entity in substitution for options and other stock-based awards granted by the Acquired Entity in order to preserve the economic value of the awards held by the current and former employees and non-employee directors of, and non-employee consultants to, the Acquired Entity immediately prior to its merger or consolidation into, or acquisition by, our Company or any of our affiliates.

Offering of Common Stock

Under the terms of the 2012 Plan, as proposed to be amended, 2,250,000 shares of our Common Stock ($0.001 par value) will be available for delivery in settlement of awards (including incentive stock options), with the number of shares subject to the 2012 Plan to automatically increase, on January 1 of each year through 2022, by an amount of shares equal to the lesser of (a) 10% of the shares of Common Stock authorized under the 2012 Plan as of the preceding December 31 or (b) an amount, or no amount, as determined by the Board, but in no event may the number of shares of Common Stock authorized under the 2012 Plan exceed 2,950,000. The stock delivered to settle awards made under the 2012 Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the 2012 Plan. If any shares subject to any award granted under the 2012 Plan (other than a Substitute Award) is forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the 2012 Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the 2012 Plan and will not again be available for grant under the 2012 Plan.

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At October 16, 2018, the last reported sale price of our Common Stock on the Nasdaq Capital Market was $1.38 per share.

If a dividend or other distribution (whether in shares of Common Stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of shares or other securities of the Company, or other rights to purchase shares of the Company’s securities or other similar transaction or event affects the Common Stock of the Company such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the 2012 Plan, the Committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to or to be issued in connection with awards (whether or not then outstanding) and the exercise price relating to an award in order to prevent the dilution or enlargement of the benefits (or potential benefits) intended to be made available under the 2012 Plan. The Committee will not make any adjustment to the number of shares underlying any option or to the exercise price of any such option if such adjustment would subject the grantee to tax penalties under Section 409A of the Code or would cause such option (determined as if such option was an incentive stock option) to violate Section 424(a) of the Code.

In connection with an Acquired Entity’s merger or consolidation into, or acquisition by, our Company or any of our affiliates, the Committee may grant Substitute Awards to current and former employees and non-employee directors of, and non-employee consultants to, the Acquired Entity in substitution of stock or other stock-based awards granted to such individuals by the Acquired Entity in order to preserve the economic value of the awards held by the current and former employees and non-employee directors of, and non-employee consultants to, the Acquired Entity immediately prior to its merger or consolidation into, or acquisition by, our Company or any of our affiliates. Substitute Awards will not count against the overall limit on the number of shares of Common Stock available for issuance under this 2012 Plan nor will they count against the individual annual limits on awards described below.

Individual Annual Limits on Awards

The 2012 Plan limits the number of shares that may be issued to any individual pursuant to awards granted in any calendar year. As proposed to be amended, under the 2012 Plan such limitation of the maximum number of shares of our Common Stock that are subject to awards granted to any individual in a single calendar year will be eliminated. This limitation applies to the calendar year in which the awards are granted and not the year in which such awards settle.

Summary of Awards under the 2012 Plan (Including What Rights as a Stockholder, if any, Are Associated with an Award)

The 2012 Plan permits the granting of any or all of the following types of awards to all grantees:

●	stock options, including incentive stock options (“ISOs”);

●	restricted stock;

●	deferred stock and restricted stock units;

●	performance units and performance shares;

●	dividend equivalents;

●	bonus shares; and

●	other stock-based awards.

Generally, awards under the 2012 Plan are granted for no consideration other than prior and future services. Awards granted under the 2012 Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2012 Plan or other plan of ours. The material terms of each award will be set forth in a written award agreement between the grantee and us.

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Stock Options.

The Committee is authorized to grant stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our Common Stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. The exercise price of an option will be determined by the Committee and set forth in the award agreement but the exercise price may not be less than the fair market value of a share of Common Stock on the grant date. The term of each option is determined by the Committee and set forth in the award agreement, except that the term may not exceed 10 years. Such awards are exercisable in whole or in part at such time or times as determined by the Committee and set forth in the award agreement. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), by delivering shares of our Common Stock previously owned by the grantee, or with the approval of the Committee, by delivery of shares of our Common Stock acquired upon the exercise of such option or by delivering restricted shares. The Committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us.

Restricted Shares.

The Committee may award restricted shares consisting of shares of our Common Stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock.

The Committee may also grant restricted stock unit awards and/or deferred stock awards. A deferred stock award is the grant of a right to receive a specified number of shares of our Common Stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Code. A restricted stock unit award is the grant of a right to receive a specified number of shares of our Common Stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achieved of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will be lapse without the issuance of the shares underlying such award.

Awards of restricted stock units and deferred stock are subject to such limitations as the Committee may impose in the award agreement. Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. The award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock, and if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock.

Performance Units.

The Committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The initial value of a performance unit will be determined by the Committee at the time of grant. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

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Performance Shares.

The Committee may grant performance shares, which entitle a grantee to a certain number of shares of Common Stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Bonus Shares.

The Committee may grant fully vested shares of our Common Stock as bonus shares on such terms and conditions as specified in the award agreement.

Dividend Equivalents.

The Committee is authorized to grant dividend equivalents which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our Common Stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the 2012 Plan. If deferred such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our Common Stock or in other property. No dividend equivalents may be granted in conjunction with any grant of stock options.

Other Stock-Based Awards.

In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2012 Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Payment and Deferral of Awards

Awards may be settled in cash, stock, other awards or other property, in the discretion of the Committee. The Committee may permit grantees to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish, which must comply in both form and substance with the requirements of Section 409A of the Code to ensure that the grantee will not be subjected to tax penalties imposed under Section 409A of the Code. The 2012 Plan authorizes the Committee to place shares or other property in trusts or make other arrangements to provide for payment of our obligations under the 2012 Plan. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

Transfer Limitations on Awards

Awards granted under the 2012 Plan generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Each award will be exercisable during the grantee’s lifetime only by the grantee or, if permitted under applicable law, by the grantee’s guardian or legal representative. However, transfers of awards to family members (or family trusts or family-controlled partnerships) for estate planning purposes may be permitted in the discretion of the Committee.

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Change of Control

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock (a “Corporate Transaction”) and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), such awards will vest and become non-forfeitable and will be become exercisable and any conditions on such awards will lapse. If an option becomes exercisable as a result of a Corporate Transaction in which such awards are not assumed or replaced by the surviving company (or its parent company), the Committee may either (i) allow grantees to exercise such outstanding options within a reasonable period prior to the Corporate Transaction and cancel any outstanding options that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all outstanding options in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price) if the options were exercised immediately prior to the Corporate Transaction. If an exercise price of the option exceeds the fair market value of our Common Stock and the option is not assumed or replaced by the surviving company (or its parent company), such options will be cancelled without any payment to the grantee.

Amendment to and Termination of the 2012 Plan

The 2012 Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the 2012 Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

In addition, subject to the terms of the 2012 Plan, no amendment or termination of the 2012 Plan may materially and adversely affect the right of a grantee under any award granted under the 2012 Plan.

Unless earlier terminated by the Board, the 2012 Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on March 22, 2022. The terms of the 2012 Plan shall continue to apply to any awards made prior to the termination of the 2012 Plan until we have no further obligation with respect to any award granted under the 2012 Plan.

Federal Income Tax Consequences

The following discussion summarizes the certain Federal income tax consequences of the 2012 Plan based on current provisions of the Code, which are subject to change. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular grantee based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A or golden parachute excise taxes under Code Section 4999), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all grantees to consult their own tax advisors concerning the tax implications of awards granted under the 2012 Plan.

Options. A recipient of a stock option will not have taxable income upon the grant of the stock option. For stock options that are not incentive stock options, the grantee will recognize ordinary income upon exercise in an amount equal to the value of any cash received, plus the difference between the fair market value of the freely transferable and non-forfeitable shares received by the grantee on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the grantee, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the grantee on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the grantee holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the grantee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.

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Generally, a company can claim a Federal income tax deduction equal to the amount recognized as ordinary income by a grantee in connection with the exercise of a stock option, but not relating to a grantee’s capital gains. Accordingly, we will not be entitled to any tax deduction with respect to an incentive stock option if the grantee holds the shares for the legally-required period.

Restricted Shares. Unless a grantee makes the election described below, a grant of restricted shares will not result in taxable income to the grantee or a deduction for us in the year of grant. The value of such restricted shares will be taxable to a grantee as ordinary income in the year in which the restrictions lapse. Alternatively, a grantee may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the grantee makes the election within 30 days after the date of such grant. If such an election were made, the grantee would not be allowed to deduct at a later date the amount included as taxable income if the grantee should forfeit the shares of restricted stock. The amount of ordinary income recognized by a grantee is deductible by us in the year such income is recognized by the grantee, provided such amount constitutes reasonable compensation to the grantee. If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the grantee as additional compensation in the year received, and we will be allowed a corresponding deduction.

Other Awards. Generally, when a grantee receives payment in settlement of any other award granted under the 2012 Plan, the amount of cash and the fair market value of the shares received will be ordinary income to such grantee, and we will be allowed a corresponding deduction for Federal income tax purposes.

Generally, when a grantee receives payment with respect to dividend equivalents, the amount of cash and the fair market value of any shares or other property received will be ordinary income to such grantee. We will be entitled to a Federal income tax deduction in an amount equal to the amount the grantee includes in income.

If the grantee is an employee or former employee, the amount the grantee recognizes as ordinary income in connection with an award (other than an incentive stock option) is subject to tax withholding.

Limitations on Deductions. Code Section 162(m) as amended by the Tax Cuts and Jobs Act, limits the Federal income tax deductibility of compensation paid to any covered employee to $1 million per fiscal year. A “covered employee” is any individual who (i) is our principal executive officer or principal financial officer at any time during the then current fiscal year, (ii) is one of the three highest paid named executive officers (other than the principal executive officer or principal financial officer) during the then current fiscal year or (iii) was a covered employee in any prior fiscal year beginning after December 31, 2016. Prior to 2018, an exception to the limitation on the deductibility of compensation applied for performance-based compensation. The performance-based compensation exception to the limitation on the deductibility of compensation in excess of $1 million was repealed with respect to any compensation paid in any fiscal year commencing on or after December 31, 2017, except that a transition rule provides that the amendments to Section 162(m) of the Code enacted in the Tax Cuts and Jobs Act do apply to any compensation which is provided pursuant to a written binding contract in effect on November 2, 2017 and which was not materially modified at any time after November 2, 2017.

Deferred Compensation. Under Section 409A of the Code. Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Generally, Code Section 409A imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Code Section 409A. Options and restricted shares granted under the 2012 Plan will typically be exempt from Code Section 409A. Other awards may result in the deferral of compensation. Awards under the 2012 Plan that may result in the deferral of compensation are intended to be structured to meet applicable requirements under Code Section 409A. Certain grantee elections and the timing of distributions relating to such awards must also meet requirements under Code Section 409A in order for income taxation to be deferred and tax penalties avoided by the grantee upon vesting of the award.

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Vote Required for Approval

The affirmative vote of a majority of the votes cast at the special meeting is required to approve Proposal 2. Abstentions from voting are counted as “votes cast” and therefore have the same effect as a vote against Proposal 2. Shares deemed present at the special meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote.

Board Recommendation

The Board of Directors unanimously recommends that shareholders vote FOR Proposal 2.

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PROPOSAL NO. 3 - APPROVAL OF AN AMENDMENT TO THE 2012 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN TO INCREASE OVERALL LIMITS THEREUNDER

Overview

We currently maintain the MYnd Analytics, Inc. 2012 Plan, which was originally adopted by the Board on March 22, 2012 and approved by the stockholders at the Company’s annual meeting held on May 23, 2013. The number of shares of Common Stock initially authorized for issuance under the 2012 Plan was 1,667 shares, with individual awards capped at 167 shares per person per year. On December 10, 2012, the Board adopted an amendment to the 2012 Plan to increase the total number of shares of Common Stock authorized for issuance under the 2012 Plan to 27,500 shares. On March 26, 2013, the Board adopted a further amendment to the 2012 Plan to increase the total number of shares of Common Stock authorized for issuance under the 2012 Plan to 75,000, with individual awards capped at 7,500 shares per person per year, which amendment was approved by the stockholders at the Company’s annual meeting held on May 23, 2013. On July 11, 2016, our Board, subject to stockholder approval, approved an amendment of the plan to increase by 125,000 the number of shares authorized for issuance under the 2012 Plan, thereby increasing the aggregate authorized amount thereunder from 75,000 to 200,000. On September 22, 2016, our Board of Directors approved an amendment, which was subsequently approved by the stockholders at the Company’s annual meeting held on November 1, 2016; to: (A) increase the total number of shares of Common Stock available for grant under the 2012 Plan to 500,000 shares; (B) add the evergreen provision (the “Evergreen Provision”) which, on January 1 of each year through 2022, would automatically increase the number of shares subject to the 2012 Plan by the lesser of: (i) a number equal to 10% of the shares of Common Stock authorized under the 2012 Plan as of the preceding December 31 or (ii) an amount, or no amount, as determined by the Board, such that the number of shares of Common Stock authorized under the 2012 Plan does not exceed 885,781; and (C) increase the annual individual award limits under the 2012 Plan to 100,000 shares of Common Stock (subject to adjustment in accordance with the 2012 Plan). At the 2017 annual meeting of Stockholders of the Company, held on August 21, 2017, the stockholders voted to amend the 2012 Plan to increase: (i) the total number of shares of Common Stock, available for grant under the 2012 Plan (subject to the overall limits described in clause (ii) below) from 550,000 shares to an aggregate of 975,000 shares; (ii) the aggregate limitation on authorized shares available for grant under the 2012 Plan, following any increases pursuant to the Evergreen Provision, from 885,781 shares to 1,570,248 shares and (iii) the annual individual award limits under the 2012 Plan to 150,000 shares of Common Stock (subject to adjustment in accordance with the 2012 Plan). At the 2018 annual meeting of Stockholders of the Company, held on April 4, 2018, the stockholders voted to amend the 2012 Plan to increase: (i) the total number of shares of Common Stock, available for grant under the 2012 Plan (subject to the overall limits described in clause (ii) below) from 1,072,500 shares to an aggregate of 1,500,000 shares and (ii) the aggregate limitation on authorized shares available for grant under the 2012 Plan, following any increases pursuant to the Evergreen Provision, from 1,570,248 shares to 2,200,000 shares.

Proposed Amendment

On September 20, 2018 and October 8, 2018, our Board of Directors approved, subject to stockholder approval, a further amendment (the “Amendment”) of the 2012 Plan to:

(i)          increase the total number of shares of Common Stock available for grant under the 2012 Plan from 1,500,000 shares to an aggregate of 2,250,000 shares; and

(ii)         increase the aggregate limitation of authorized shares available for grant under the 2012 Plan, following any increase pursuant to the Evergreen Provision, from 2,200,000 to 2,950,000.

Stockholder approval of the Amendment is necessary, among other reasons, to allow the Company to grant incentive stock options described in Section 421 of the Code. Prior to 2018, the 2012 Plan also required stockholder approval to allow performance-based awards made under the 2012 Plan to our executive officers to be fully deductible by us for federal income tax purposes under Code Section 162(m) if and to the extent the Committee determines that compliance with the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable. The Tax Cuts and Jobs Act enacted late last year repealed the performance-based exception to the tax deductibility limitations under Code Section 162(m). Although the performance-based exception will not apply to any awards granted under the 2012 Plan after November 2, 2017, the Amendment does not remove the provisions in the 2012 Plan that relate to the performance-based exception. Accordingly, the provisions in the 2012 Plan relating the performance-based compensation exception will have no relevance to any awards granted after November 2, 2017 and the following summary of the 2012 Plan will generally not include any discussion of the performance-based compensation exception.

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Why We are Asking our Stockholders to Approve an Amendment to the 2012 Plan

We believe that equity-based compensation is fundamental to our ability to attract, retain and motivate highly-qualified, dedicated employees who have the skills and experience required to achieve our business goals. We further believe that a combination of stock options and restricted stock (or restricted stock units) provides a strong link to our long-term performance, creates an ownership culture and generally aligns the interests of our executives and other employees with our stockholders.

A total of 1,500,000 shares of our Common Stock are currently approved by our stockholders to be authorized for issuance under the 2012 Plan, of which 41,839 shares remain available for future grants as of October 19, 2018. Accordingly, the Board is asking stockholders to approve an increase in the total number of shares of Common Stock available for grant under the 2012 Plan to 2,250,000, to increase the aggregate limitation on authorized shares available for grant under the 2012 Plan, following any increases pursuant to the Evergreen Provision, from 2,200,000 shares to 2,950,000 shares of Common Stock. Absent this increase, the Board believes that the limited amount of shares currently available for future grants under the 2012 Plan would prohibit us from providing meaningful equity compensation to our employees, directors and consultants in the future. If we are unable to provide equity compensation at levels that are consistent with our historical practice and norms within our industry, we expect that we would have considerable difficulty attracting and retaining highly qualified employees, directors and consultants, which could have a material adverse effect on our business. In determining the size of the proposed increase and the increase to the aggregate number of shares available under the 2012 Plan after accounting for the Evergreen Provision, the Compensation Committee considered, in particular, management estimates of projected future awards, practices within our peer group and our industry generally, our historical equity burn rate, the current overhang associated with outstanding equity awards, and potential dilution to stockholders.

On October 8, 2018, the Board granted (i) 30,000 restricted shares under the 2012 Plan to each of John Pappajohn and Peter Unanue, Members of the Board and (ii) 45,000 restricted shares under the 2012 Plan to Geoffrey Harris, who serves as the Audit Committee chairperson. The Board also granted 144,000 restricted shares under the 2012 Plan to Michal Votruba for efforts expended as a Board member to explore and identify licensing and other opportunities for the Company in Europe. In addition, the Board granted an option to Dr. Robin Smith, the Chairman of the Board to purchase 48,000 shares of Common Stock, which grant is subject to the approval of this Amendment. The Board also granted options to purchase 48,000 and 30,000 shares to each of George Carpenter, the President and Chief Executive Officer and Donald D’Ambrosio, the Chief Financial Officer, respectively, and options to purchase an aggregate of 100,500 shares to other employees and consultants, all subject to the approval of the amendment.

If stockholders do not approve the Amendment, the Amendment will not be effective and the grants indicated above, as being dependent upon such approval, will be voided. Our Board of Directors believes that the Amendment will further our compensation strategy and is vital to our ability to attract, retain and motivate top quality employees, directors and consultants.

A full copy of the 2012 Plan, as proposed to be amended by the Amendment, is attached as Annex A. The material features of the 2012 Plan are summarized under Proposal No. 2 above and is incorporated by reference herein.

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2012 Plan Benefits

Other than as set forth in the table below, in view of the discretionary authority vested in the Committee and the Board under the 2012 Plan and because any benefit under the 2012 Plan may depend on a variety of factors, including the value of our Common Stock from time to time, it is not possible to estimate or determine the number of shares or the value of any awards that may be made to any of our directors, executive officers or employees under the 2012 Plan, as proposed to be amended, if such Amendment is approved by our stockholders.

The following awards of options to purchase Common Stock granted to directors, executive officers and non-executive employees under the 2012 Plan remain subject to approval of the Amendment by our stockholders. Absent approval of the Amendment by our stockholders, these awards will be canceled. Accordingly, a vote in favor of the Amendment will serve to allow for the effectiveness of these grants. These exercise prices were set according to the closing price quoted on the NASDAQ Capital Market on the date of grant.

Plan Name: 2012 Omnibus Incentive Compensation Plan

Grant Date	Name	Position	Number of Units	Type of Units	Exercise Price ($)	Value ($) (1)
October 8, 2018
	Robin Smith	Chairman	48,000	Options	$1.38	$65,280.00
	George Carpenter	CEO	48,000	Options	$1.38	$65,280.00
	Don D’Ambrosio	CFO	30,000	Options	$1.38	$40,800.00
Total Granted by Group
Executive Group (CEO & CFO)			78,000	Options	$1.38	$106,080.00
Non-Executive Director Group (Chairman)			48,000	Options	$1.38	$65,280.00
Non-Executive Officer Employee Group			100,500	Options	$1.38	$136,680.00
Total Granted			226,500	Options	$1.38	$308,040.00

(1)	The grant date fair value for option awards is determined using the Black-Scholes method based on an exercise price per share equal to the price per share quoted on the Nasdaq Capital Market on the date of grant, discount rate, and annualized volatility of Common Stock, among other inputs.

Board Recommendation

The Board of Directors unanimously recommends that shareholders vote FOR Proposal 3.

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PROPOSAL NO. 4 - APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SEEK ADDITIONAL PROXIES

If the special meeting is convened and a quorum is present, but there are not sufficient votes to approve the issuance of common stock to Aspire Capital Fund, LLC (Proposal 1) or the Amendment to the 2012 Plan provided for in Proposal 2 and Proposal 3, we may move to adjourn the special meeting at that time to solicit additional proxies in favor of all such proposals.

In this Proposal 4 we are asking our shareholders to vote in favor of the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of Proposal 1, Proposal 2 and Proposal 3. If the shareholders approve this Proposal 4, we could adjourn the special meeting and use the additional time to solicit proxies from shareholders in favor of Proposal 1, Proposal 2 and Proposal 3, including soliciting proxies from shareholders who have previously voted against the proposal. If it is necessary to adjourn the special meeting, no notice of the adjourned meeting is required to be given to shareholders if the date, time and place of the adjourned meeting are announced at the special meeting at which the adjournment is taken and a new record date is not set for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Our Board of Directors believes that if the number of shares of our common stock present, in person or by proxy, at the special meeting and voting in favor of Proposal 1, Proposal 2 and Proposal 3 is insufficient to approve Proposal 1, Proposal 2 and Proposal 3, it is in the best interests of our shareholders to authorize our Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal for its approval.

Vote Required for Approval

The affirmative vote of a majority of the votes cast on this Proposal 4 will constitute approval of the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of Proposal 1, Proposal 2 and Proposal 3. Abstentions and broker non-votes, if any, will not be counted as votes cast and, therefore, will have no impact on the approval of this proposal.

Board Recommendation

The Board of Directors unanimously recommends that shareholders vote FOR Proposal 4.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial and other ownership of the shares of our Common Stock as of October 19, 2018:

●	Each person whom we know to be the beneficial owner of 5% or more of our outstanding Common Stock;

●	Each of our executive officers;

●	Each of our current directors; and

●	All of our executive officers and directors as a group.

Applicable percentage ownership interest as of October 19, 2018 is based on 7,551,254 shares of issued and outstanding Common Stock.

Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. For purposes of such calculation, shares of our Common Stock subject to options, warrants and convertible promissory notes issued by us (and convertible interest on those notes) that are currently exercisable or convertible, or exercisable or convertible within sixty days from October 19, 2018, are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible promissory notes, as applicable, for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more stockholders named below is c/o MYnd Analytics, Inc., 26522 La Alameda, Suite 290, Mission Viejo, CA 92691. There are no shares of any other class or series of stock issued and outstanding.

	Shares Beneficially Owned as of October 19, 2018
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding

Executive Officers and Directors:

George Carpenter (1)
President and Chief Executive Officer	180,087	2.36%
Donald E. D’Ambrosio (2)
Chief Financial Officer and Secretary	32,750	*
Robin L. Smith (3)
Chairman of the Board of Directors	513,315	6.50%
John Pappajohn (4)
Director	1,810,707	21.16%
Michal Vortruba (5)
Director	144,000	1.91%
Geoffrey E. Harris (6)
Director	100,918	1.33%
Peter Unanue (7)
Director	246,727	3.20%
Directors and officers as a group (7 persons) (4) (8)
	3,028,504	36.88%
Non-Director 5%+ Stockholders:
RSJ Investments SICAV as., acting in respect of its sub-fund (podfond) RSJ Gradus podfond, RSJ Investment SICAV a.s. (“RSJ”) (9)	1,694,178	20.69%

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* Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

(1)	Consists of (a) 98,806 shares of Common Stock and (b) 60,967 shares of Common Stock issuable upon the exercise of vested and exercisable options and (c) 20,314 shares of Common Stock issuable upon the exercise of warrants. Mr. Carpenter has been our Chief Executive Officer since April 2009 and our President since April 29, 2011.

(2)	Consists of 7,500 shares of Common Stock, and (b) 25,250 shares of Common Stock issuable upon the exercise of vested and exercisable options. Mr. D’Ambrosio has been our Chief Financial Officer since March 31, 2017.

(3)	Consists of (a) 161,539 shares of Common Stock and (b) 266,250 shares of Common Stock issuable upon the exercise of vested and exercisable options and (c) 85,526 shares of Common Stock issuable upon the exercise of warrants. Dr. Smith has been the Chairman of the Board since August 20, 2015.

(4)	Consists of (a) 802,925 shares of Common Stock and (b) 500,000 shares of Series A Preferred Stock (c) 14,542 shares of Common Stock issuable upon the exercise of vested and exercisable options and (d) 493,240 shares of Common Stock issuable upon the exercise of warrants. Of such shares of Series A Preferred Stock, 250,000 shares are owned by Mrs. Pappajohn, over which Mr. Pappajohn disclaims beneficial ownership. Does not include 500,000 shares of Series A-1 Preferred Stock which are not currently convertible into common stock or warrants to purchase 1,135,135 shares of common stock that may not be exercisable within 60 days. Mr. Pappajohn has been a member of the Board since August 26, 2009.

(5)	Mr. Votruba is a representative of RSJ; refer to footnote (9) below, as all of his granted shares and options to purchase Common Shares are assigned to RSJ. Mr. Votruba has been a member of the Board since July 30, 2015. Mr. Votruba has agreed to assign to RSJ the benefit of all options and restricted shares granted to him in connection with his service as a member of the Board of Directors.

(6)	Consists of (a) 52,110 shares of Common Stock and (b) 19,250 shares of Common Stock issuable upon the exercise of vested and exercisable options and (c) 29,558 shares of Common Stock issuable upon the exercise of warrants. Mr. Harris has been a member of the board since July 30, 2015.

(7)	Consists of (a) 96,627 shares of Common Stock and (b) 50,000 shares of Preferred Stock (c) 12,000 shares of Common Stock issuable upon the exercise of vested and exercisable options and (d) 88,100 shares of Common Stock issuable upon the exercise of warrants. Mr. Unanue has been a member of the Board since September 19, 2017.

(8)	Consists of (a) 1,363,507 shares of Common Stock and (b) 550,000 shares of Series A Preferred Stock (c) 398,259 shares of Common Stock issuable upon the exercise of vested and exercisable options, and (d) 716,738 shares of Common Stock issuable upon the exercise of warrants. Totals for Directors and Officers do not include warrants granted to three directors and one officer in connection with a private placement transaction on September 21,2018. The Warrants will be exercisable for a period of five years commencing six months from the initial closing date of the private placement at an exercise price of $2.00 per share. The exercise price is subject to adjustment for stock splits, stock dividends, combinations or similar events. The Warrants may not be exercised on a cashless basis.

(9)	Consists of 1,056,474 shares of Common Stock, and (b) 13,250 shares of Common Stock issuable upon the exercise of vested and exercisable options and (c) 624,454 shares of Common Stock issuable upon the exercise of warrants. The address of RSJ is Na Florenci 2116/15, 110 00 Prague 1, Czech Republic.

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Summary Compensation Table-Fiscal YearS EnDED September 30, 2018 AND SEPTEMBER 30, 2017

The following table provides disclosure concerning all compensation paid for services to us in all capacities for our fiscal years ended September 30, 2018 and 2017 provided by (i) each person serving as our principal executive officer ("PEO") or acting in a similar capacity during our fiscal year ended September 30, 2018; (ii) our two most highly compensated executive officers other than our PEO who were serving as executive officers on September 30, 2018 and whose total compensation exceeded $100,000 and (iii) up to two additional individuals for whom disclosure would have been provided under (ii) but for the fact that the individual was not serving as an executive officer as of September 30, 2018. The persons covered by (i), (ii), and (iii) of the preceding sentence are collectively referred to as the "named executive officers" in this "Executive Officers and Executive Compensation" section.

NAME AND PRINCIPAL POSITION	Fiscal Year Ended September 30,	Salary ($)(1)	Bonus ($)(2)	STOCK AWARDS ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
George C. Carpenter IV	2018	238,125	25,000	43,485	37,083	—	318,693
(President and Chief Executive Officer)	2017	270,000	25,000	—	—	21,035	316,035
Donald D'Ambrosio	2018	215,015	20,000	29,685	13,622	16,835	295,157
(Chief Financial Officer)	2017	117,296	20,000	—	104,600	8,289	180,493

(1)	Salaries for the fiscal years ended September 30, 2018 and September 30, 2017 were paid as follows:

•	Mr. Carpenter’s salary for fiscal year 2018 and 2017 was $238,125 and $270,000, respectively.

•	Mr. D’Ambrosio's salary for fiscal year 2018 was $215,015. Pro-rated salary for fiscal year 2017 (based on actual number of days employed) was $117,296. Mr. D'Ambrosio joined the Company as its Chief Financial Officer effective March 31, 2017.

(2)	On September 18, 2017, the Compensation Committee approved cash bonuses for Messrs. Carpenter and D’Ambrosio in the amounts of $25,000 and $20,000, respectively.

(3)	On April 4, 2018, the Board granted Mr. Carpenter options to purchase 100,000 shares of Common Stock. 25% of the options vested on the date of grant and the remainder will vest in 10% increments upon the achievement of various performance-based milestones. The options are exercisable at $1.51 per share. As of September 30, 2018, options to purchase 32,000 of such shares were forfeited.

On April 19, 2018, the Board granted Mr. Carpenter an option to purchase 34,380 shares of Common Stock, vesting quarterly at $2.10 per share. As of September 30, 2018 8,595 shares are vested.

On May 25, 2018, the Board granted Mr. Carpenter an option to purchase 11,205 shares of Common Stock, vested immediately at $2.27 per share.

(4)	On April 4, 2018, the Compensation Committee of the Board granted options to Mr. D'Ambrosio to purchase 18,000 shares of Common Stock, which will vest in 25% increments upon the achievement of various performance-based milestones. The options are exercisable at $1.51 per share. As of September 30, 2018, options to purchase 13,500 of such shares are vested.

On November 13, 2017, the Board granted Mr. D’Ambrosio an option to purchase 7,500 shares of Common Stock, vested immediately at $3.96 per share.

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On November 13, 2017, the Board granted Mr. Carpenter an option to purchase 7,500 shares of Common Stock, vested immediately at $3.96 per share.

On March 14, 2017, Mr. D'Ambrosio was granted an option to purchase 18,000 shares of Common Stock valued at $104,600 using the Black Scholes Model. at an exercise price of $5.81 per share, with options to purchase 15,000 shares vesting in equal monthly installments over 36 months from March 31, 2017, and options to purchase the remaining 3,000 shares vesting upon the achievement of a performance-based metric which has been met. The vesting of such grants is also subject to acceleration upon the occurrence of certain pre-determined events.

(5)	Relates to healthcare insurance premiums and Health Savings Account contributions paid on behalf of executive officers of the Company for fiscal years 2018 and 2017, respectively.

•	For Mr. Carpenter, health care benefits were $0 and $21,035 for fiscal years 2018 and 2017, respectively.

•	For Mr. D’Ambrosio health care benefits were $16,835 and $8,289 for fiscal year 2018 and 2017, respectively.

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Narrative Disclosure to Summary Compensation Table

Please refer to the footnotes to the "Summary Compensation Table" above for a description of the components of "Stock Awards" and "All Other Compensation" received by the named executive officers.

The following are summaries of employment agreements that we have entered into with respect to our named executive officers. These summaries include, where applicable, a description of all payments the Company is required to make to such named executive officers at, following or in connection with the resignation, retirement or other termination of such named executive officers, or a change in control of our company or a change in the responsibilities of such named executive officers following a change in control.

Employment Agreements

George Carpenter

On April 19, 2018, the Company and George C. Carpenter, IV, the Chief Executive Officer of the Company, entered into an amendment to his Employment Agreement, dated as of September 7, 2007 (the “CEO Amendment"), pursuant to which Mr. Carpenter's annual salary was reduced from $270,000 to $206,250. This change is retroactive to April 13, 2018. Further, pursuant to the CEO Amendment, Mr. Carpenter was granted 34,380 restricted shares under the 2012 Plan. The shares granted under the CEO Amendment will vest quarterly. If the employee’s relationship with the Company is terminated, the above grant will be prorated. On or before December 31, 2018, the parties will review this modification to determine if the above salary reduction adjustment will be renewed. Mr. Carpenter is entitled to four weeks’ vacation per annum, health and dental insurance coverage for himself and his dependents, and other fringe benefits that we offer our employees from time to time.

Mr. Carpenter’s employment is on an "at-will" basis, and Mr. Carpenter may terminate his employment with us for any reason or for no reason. Similarly, we may terminate Mr. Carpenter’s employment with or without cause. If we terminate Mr. Carpenter’s employment without cause or Mr. Carpenter involuntarily terminates his employment with us (an involuntary termination includes changes, without Mr. Carpenter’s consent or pursuant to a corporate transaction, in Mr. Carpenter’s title or responsibilities so that he is no longer the President of our company), Mr. Carpenter shall be eligible to receive as severance his salary and benefits for a period equal to six months payable in one lump sum upon termination. If Mr. Carpenter is terminated by us for cause, or if Mr. Carpenter voluntarily terminates his employment, he will not be entitled to any severance.

Donald D’Ambrosio

On March 14, 2017, the Company and Mr. D'Ambrosio entered into a letter agreement of employment setting forth Mr. D'Ambrosio's compensation and certain other employment terms. Pursuant to this letter agreement, Mr. D'Ambrosio will be paid an annual base salary of $215,020, will be eligible to participate in the Company’s benefit plans, and received a signing bonus of$8,959 which was paid on March 31, 2017. In addition, pursuant to the letter agreement, Mr. D'Ambrosio was granted an option to purchase 18,000 shares of the Company's common stock at an exercise price of $5.90 per share (the closing price of the Company’s common stock on March 31, 2017), with: (i) the option to purchase 15,000 shares vesting in equal monthly installments over 36 months from March 31, 2017, and (ii) the option to purchase 3,000 shares vesting upon the Company's successful listing of its common stock on a national securities exchange. The vesting of such grants is also subject to acceleration upon the occurrence of certain pre-determined events. Pursuant to the letter agreement, Mr. D'Ambrosio's employment is "at-will", and may be terminated by either party for any reason, or no reason at all. If the Company terminates Mr. D'Ambrosio without "cause" (as defined in the agreement), or Mr. D'Ambrosio "involuntarily terminates" (as defined in the agreement) the agreement, Mr. D'Ambrosio will be entitled to receive severance in the form of salary and benefits for a period equal to one-month, with an additional month of salary for each completed year of service up to a limit of six-months, in each case, subject to Mr. D'Ambrosio providing a release of claims satisfactory to the Company. In the event the Company terminates Mr. D'Ambrosio for "cause" or Mr. D'Ambrosio voluntarily terminates his employment, Mr. D'Ambrosio will not be entitled to any severance.

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Outstanding Equity Awards at Fiscal Year-End Fiscal Year EndED September 30, 2017

The following table presents information regarding outstanding options held by our named executive officers as of September 30, 2018:

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise	Option Expiration	Number of Shares of Stock That Have Not	Market Value of Shares of Stock That Have Not
NAME	Exercisable	Non-Exercisable	Options (#)	Price ($)	Date	Vested (#)	Vested ($)
George Carpenter (1)	32,000	—	—	5.86	09/22/2022
	2,175	—	—	50.00	10/08/2023
	6,125	—	—	9.44	12/10/2022
	667	—	—	3,300.00	03/02/2020
	20,000	—	48,000	1.51	04/04/2028
						25,785	$54,149
Donald D’Ambrosio (2)	10,500	—	7,500	5.81	03/31/2027
	13,500	—	4,500	1.51	04/04/2028

(1)	On April 4, 2018, Mr. Carpenter was granted options to purchase 100,000 shares of Common Stock. 20% of the options vested on the date of grant and the remainder will vest in 10% increments upon the achievement of various performance-based milestones. The options are exercisable at $1.51 per share. As of September 30, 2018, options to purchase 32,000 shares were forfeited.

On September 22, 2016, Mr. Carpenter was granted options to purchase 32,000 shares of Common Stock. 25% of the options vested on the date of grant and the remainder vested in 25% increments upon the achievement of various performance-based milestones. As of September 30, 2017, all of the options are fully vested.

On October 8, 2013, Mr. Carpenter was granted options to purchase 2,175 shares of Common Stock. The options are exercisable at $50.00 per share and vested evenly over 12 months starting from the date of grant.

On December 10, 2012, Mr. Carpenter was granted options to purchase 6,000 shares of Common Stock. The options are exercisable at $9.44 per share and vested in increments of 12.5% at the beginning of each quarter starting from the date of grant. Mr. Carpenter was also granted 125 fully vested shares of Common Stock for his prior services on the Board. These options are also exercisable at a price of $9.44 per share.

On March 3, 2010, Mr. Carpenter was granted options to purchase 667 shares of Common Stock. The options are exercisable at $3,300.00 per share and vested equally over 48 months starting on March 3, 2010.

(2)	On April 4, 2018, Mr. D'Ambrosio was granted options to purchase 18,000 shares of Common Stock, which will vest in 25% increments upon the achievement of various performance-based milestones. The options are exercisable at $1.51 per share. As of September 30, 2018, 13,500 shares of the options are vested.

On March 31, 2017, Mr. D'Ambrosio was granted options to purchase 18,000 shares of Common Stock at an exercise price of $5.81 per share, with: (i) the option to purchase 15,000 shares vesting in equal monthly installments over 36 months from March 31, 2017, and (ii) the option to purchase 3,000 shares vesting upon the achievement of a performance milestone, which had been met as of September 30, 2017.

The above table does not give effect to awards made by the Board on October 8, 2018, described in more detail elsewhere in this Proxy Statement. See “2012 Plan Benefits.”

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Director Compensation—Fiscal Year EndED September 30, 2018

During our fiscal year ended September 30, 2018, non-employee directors received cash compensation, as well as grants of Common Stock, Restricted Stock and options to purchase Common Stock for their service on our Board of Directors or committees thereof. The values of the option and restricted share grants were determined using the Black-Scholes Model and the closing price of the stock on the day of grant.

Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Stock Awards ($)	All Other Compensation	Total ($)
Robin Smith (1)	237,500	135,040	38,750	—	411,290
John Pappajohn (2)	3,000	—	10,215	—	13,215
Geoffrey Harris (3)	25,000	—	10,215	—	35,215
Michal Votruba (4)	3,000	—	10,215	—	13,215
Peter Unanue (5)	3,000	—	10,215	—	13,215

(1)	On July 14, 2017, the Board approved the Chairman Services Agreement (the "Agreement") with Robin L. Smith, M.D. which became effective on that date (the "Effective Date") and will remain in effect until the earlier of: (a) termination of the Agreement by mutual agreement of Dr. Smith and the Company, and (b) the eighteen (18) month anniversary of the Effective Date (the "Initial Period"); provided that the Agreement may be automatically extended for additional one year periods thereafter (such period, the "Term"). During the Term, and subject to the terms and conditions of the Agreement, Dr. Smith will provide non-exclusive advisory and management services to the Company, which may include advice and assistance concerning: strategic vision and planning; identification of growth and expansion opportunities; financial planning; and corporate partnering and business development (collectively, the "Services"). Under the Agreement, Dr. Smith is entitled to an annual cash fee of $300,000 (the "Annual Fee"), payable in equal monthly installments. For the 2017 calendar year, Dr. Smith was paid the full amount of the Annual Fee. Dr. Smith agreed to a reduction in her annual cash fee for the 2018 calendar year. In connection therewith, Dr. Smith’s annual cash fee was reduced from $300,000 to $250,000. Dr. Smith was granted an option to purchase 50,000 shares of Common Stock under the Company's 2012 Plan, which will not be terminated if Dr. Smith is no longer affiliated with the Company. On April 4, 2018, Dr. Smith was granted an option to purchase 75,000 shares of Common Stock, of which 1/3 vested immediately, 1/3 will vest 6 months from the grant date and the remaining 1/3 will vest 12 months from the grant date. The options are exercisable at $1.51 per share. On April 4, 2018, Dr. Smith was granted 25,000 restricted shares.

At September 30, 2018, Dr. Smith had been granted options to purchase an aggregate of 291,250 shares. Of these, options to purchase 1,250 shares have an exercise price of $11.00 per share, options to purchase 40,000 shares have an exercise price of $6.00 per share, options to purchase 75,000 shares have an exercise price of $4.33 per share, options to purchase 50,000 shares have an exercise price of $4.16 per share, options to purchase 75,000 shares have an exercise price of $1.51 per share, and options to purchase 50,000 shares have an exercise price of $1.94 per share.

(2)	Mr. Pappajohn joined our Board on August 26, 2009.

The Company paid a cash Board Fee to Mr. Pappajohn of $3,000 during 2018, and has not yet determined the cash Board fees to be paid to members of the Board in the future.

On September 19, 2017, Mr. Pappajohn was granted, subject to continued Board service: (i) 12,000 restricted shares, vesting in four quarterly installments of 3,000 shares and (ii) options to purchase 12,000 shares of common stock with an exercise price of $3.60, vesting in four equal quarterly installments of 3,000 options on December 19, 2017, March 19, 2018, June 19, 2018 and September 19, 2018. The value as of the grant date for stock options is recognized over the number of days of service required for the stock option to vest in full.

On May 25, 2018, Mr. Pappajohn was granted 4,500 restricted shares.

26

At September 30, 2018, Mr. Pappajohn had been granted options to purchase an aggregate of 14,542 shares. Of these, options to purchase 42 shares have an exercise price of $3,300.00 per share, options to purchase 1,250 shares have an exercise price of $9.44 per share, options to purchase 1,250 shares have an exercise price of $11.00 per share, and options to purchase 12,000 shares have an exercise price of $3.60 per share.

(3)	Mr. Harris joined our Board on July 20, 2015.

The Company paid a cash Board Fee to Mr. Harris of $25,000 during 2018, and has not yet determined the cash Board fees to be paid to members of the Board in the future.

On September 19, 2017, Mr. Harris was granted, subject to continued Board and Audit Committee service: (i) 18,000 restricted shares, vesting in four quarterly installments of 4,500 shares and (ii) options to purchase 18,000 shares of common stock with an exercise price of $3.60, vesting in four equal quarterly installments of 4,500 options on December 19, 2017, March 19, 2018, June 19, 2018 and September 19, 2018. The value as of the grant date for stock options is recognized over the number of days of service required for the stock option to vest in full.

At September 30, 2018, Mr. Harris had been granted options to purchase an aggregate of 19,250 shares. Of these, options to purchase 1,250 shares have an exercise price of $11.00 per share and options to purchase 18,000 shares have an exercise price of $3.60 per share.

(4)	Mr. Votruba joined our Board on July 20, 2015.

The Company paid a cash Board Fee to Mr. Votruba of $3,000 during 2018, and has not yet determined the cash Board fees to be paid to members of the Board in the future.

On September 19, 2017, Mr. Votruba was granted, subject to continued Board service: (i) 12,000 restricted shares, vesting in four quarterly installments of 3,000 shares and (ii) options to purchase 12,000 shares of common stock with an exercise price of $3.60, vesting in four equal quarterly installments of 3,000 options on December 19, 2017, March 19, 2018, June 19, 2018 and September 19, 2018. The value as of the grant date for stock options is recognized over the number of days of service required for the stock option to vest in full.

At September 30, 2018, Mr. Votruba had been granted options to purchase an aggregate of 13,250 shares. Of these, options to purchase 1,250 shares have an exercise price of $11.00 per share and options to purchase 12,000 shares have an exercise price of $3.60 per share.

(5)	Mr. Unanue joined our Board on September 19, 2017.

The Company paid a cash Board Fee to Mr. Unanue of $3,000 during 2018, and has not yet determined the cash Board fees to be paid to members of the Board in the future.

On September 19, 2017, Mr. Unanue was granted, subject to continued Board service: (i) 12,000 restricted shares, vesting in four quarterly installments of 3,000 shares and (ii) options to purchase 12,000 shares of common stock with an exercise price of $3.60, vesting in four equal quarterly installments of 3,000 options on December 19, 2017, March 19, 2018, June 19, 2018 and September 19, 2018. The value as of the grant date for stock options is recognized over the number of days of service required for the stock option to vest in full.

On May 25, 2018, Mr. Unanue was granted 4,500 restricted shares.

At September 30, 2018, Mr. Unanue had been granted options to purchase an aggregate of 12,000 shares. Of these, options to purchase 12,000 shares have an exercise price of $3.60 per share.

The above table does not give effect to awards made by the Board on October 8, 2018, described in more detail elsewhere in this Proxy Statement. See “Proposal No. 3 - Approval of an Amendment to the 2012 Omnibus Equity Incentive Compensation Plan to increase Overall Limits Thereunder — 2012 Plan Benefits” and “— Why We are Asking our Stockholders to Approve an Amendment to the 2012 Plan.”

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding our equity compensation plans as of September 30, 2018.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (c)
2006 Equity compensation plan approved by security holders	1,445	$3,193.37	—	(1)

2012 Equity compensation plan approved by security holders	802,492	$4.39	290,944	(2)

Equity compensation plans not approved by security holders	—		—

Total	803,937	$10.12	290,944

(1)	The 2006 Stock Incentive Plan, as amended, has been frozen and replaced by the 2012 Plan.

(2)	The 2012 Plan includes an evergreen provision which, on January 1 of each year through 2022, automatically increases the number of shares subject to the 2012 Plan by the lesser of: (a) a number equal to 10% of the shares of Common Stock authorized under the 2012 Plan as of the preceding December 31 or (b) an amount, or no amount, as determined by our Board of Directors, but in no event may the number of shares of Common Stock authorized under the 2012 Plan exceed 1,570,248.

At the 2018 Annual Meeting of Stockholders of the Company, held on April 4, 2018 (the “2018 Annual Meeting”), the holders of the Company's common stock voted to amend the 2012 Plan to increase (i) the total number of shares of Common Stock available for grant under the 2012 Plan (subject to the overall limit described in clause (ii) below) from 1,072,500 shares to an aggregate of 1,500,000 shares and (ii) the aggregate limitation on the authorization shares available for grant under the 2012 Plan, following any increases pursuant to the evergreen provision, from 1,570,248 shares to 2,200,000 shares. The Board has approved a subsequent amendment to the 2012 Plan, described elsewhere in this Proxy Statement, presented for approval by the Company’s stockholders at a Special meeting of Stockholders described herein.

As of September 30, 2018, options to purchase 802,492 shares of Common Stock were outstanding under the 2012 Plan, with a weighted average exercise price of $4.39.

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SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), in order for a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), the stockholder proposal must have been received at our principal executive offices no later than the close of business on October 17, 2018, and must otherwise comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

If a stockholder wishes to present a proposal for consideration at the 2019 Annual Meeting other than through inclusion in our proxy statement and form of proxy in accordance with the requirements of Rule 14a-8, we must receive notice of such stockholder proposal at our principal executive offices by January 16, 2019, or such notice will be considered untimely under Rule 14a-4(c)(1) of the Exchange Act, and our management will be able to vote proxies at its discretion with respect to such stockholder proposal.

The deadlines described above are calculated by reference to the date that proxy materials for our 2018 Annual Meeting were first distributed to stockholders. If we decide to hold our 2019 Annual Meeting more than 30 days before or after April 4, 2019 (the one-year anniversary date of the 2018 Annual Meeting), then the deadlines shall instead be a reasonable time before we begin to print and mail the proxy materials for the 2019 Annual Meeting. Upon determination by us that the date of the 2019 Annual Meeting will be advanced or delayed by more than 30 days from April 4, 2019, we will, in a timely manner, inform stockholders of such change and disclose the new deadline by which stockholder proposals must be received in Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or in a current report on Form 8-K, or if impracticable, by any means reasonably determined to inform stockholders.

Such nominations or proposals must be submitted to Claire C. Ambrosio, General Counsel and Secretary, MYnd Analytics, Inc., at 26522 La Alameda, Suite 290, Mission Viejo, CA 92691. To avoid disputes as to the date of receipt, it is suggested that any shareholder proposal be submitted by certified mail, return receipt requested.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov and our website at http://www.myndanalytics.com. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

OTHER BUSINESS

The Board of Directors knows of no business that will be presented for consideration at the special meeting other than those items stated above. If any other business should come before the special meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

29

2012 OMNIBUS INCENTIVE COMPENSATION PLAN

 i

 ii

 iii

MYND ANALYTICS, INC.

AMENDED AND RESTATED

2012 OMNIBUS INCENTIVE COMPENSATION PLAN

Article 1.
Effective Date, Objectives and Duration

1.1 Effective Date of the Plan. MYnd Analytics, Inc., a Delaware corporation (the “Company”), hereby amends and restates the Company’s 2012 Omnibus Incentive Compensation Plan (the “2012 Plan” and, as amended and restated, the “Plan”), as set forth in this document. The 2012 Plan became effective as of March 22, 2012, upon its approval by the stockholders of the Company at the annual meeting of stockholders held on May 23, 2013. The Company adopted the Plan on September 22, 2016 (the “Effective Date”), subject to the requisite approval by its stockholders. The terms of the Plan are set forth herein.

1.2 Objectives of the Plan. The Plan is intended (a) to allow selected employees of and consultants to the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company (“Board”) to amend or terminate the Plan at any time pursuant to Article 14 hereof, until the earlier of March 22, 2022, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2 “Award” means Options (including non-qualified options and Incentive Stock Options), Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares, or Other Stock-Based Awards granted under the Plan.

2.3 “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an Eligible Person.

2.6 “CEO” means the Chief Executive Officer of the Company.

2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.8 “Committee” or ” Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.9 “Compensation Committee” means the compensation committee of the Board.

2.10 “Common Stock” means the common stock, $0.001 par value, of the Company.

2.11 “Covered Employee” means a Grantee who, as of the last day of the fiscal year in which the value of an Award is recognizable as income for federal income tax purposes, is a “covered employee,” within the meaning of Code Section 162(m), with respect to the Company.

2.12 “Deferred Stock” means a right, granted under Article 9, to receive Shares at the end of a specified deferral period.

2.13 “Disability” or ” Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a) Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

(b) In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A. For purpose of Code Section 409A, a Grantee will be considered Disabled if:

(i) the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii) the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.14 “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.15 “Eligible Person” means any employee (including any officer) of, or non-employee consultant to, or Non-Employee Director of, the Company or any Affiliate, or potential employee (including a potential officer) of, or non-employee consultant to, the Company or an Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, of an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.17 “Exercise Price” means with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option.

2.18 “Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on The Nasdaq Capital Market (“Nasdaq”), or if not the Nasdaq, on the established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation 1.409A-1(b)(5)(iv)(B). Such definition(s) of Fair Market Value shall be specified in each Award Agreement and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided, however that in the absence of such determination, Fair Market Value means the closing price for a Share as reported by the Nasdaq (or such other principal exchange) on the date immediately preceding the Grant Date or other applicable date, or if no sales occurred that day, on the most recent date upon which sales did occur.

2.19 “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.20 “Grantee” means a person who has been granted an Award.

2.21 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.22 “Including” or ” includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.23 “Management Committee” has the meaning set forth in Section 3.1(b).

2.24 “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.25 “Option” means an option granted under Article 6 of the Plan.

2.26 “Other Stock-Based Award” means a right, granted under Article 12 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.27 “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provisions for options thereunder). Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.28 “Performance Measures” has the meaning set forth in Section 4.4.

2.29 “Performance Period” means the time period during which performance goals must be met.

2.30 “Performance Share” and ” Performance Unit” have the respective meanings set forth in Article 8.

2.31 “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.32 “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.33 “Restricted Shares” means Shares, granted under Article 7, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.34 “Restricted Stock Units” are rights, granted under Article 9, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.35 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.36 “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.37 “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.38 “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.39 “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs for individuals providing services to the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller who provide services to a buyer after and in connection with such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.40 “Share” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.41 “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.42 “Surviving Company” means the surviving corporation in any merger or consolidation, involving the Company, including the Company if the Company is the surviving corporation, or the direct or indirect parent company of the Company or such surviving corporation following a sale of substantially all of the outstanding stock of the Company.

2.43 “Term” of any Option means the period beginning on the Grant Date of an Option and ending on the date such Option expires, terminates or is cancelled. No Option under this Plan shall have a Term exceeding 10 years.

2.44 “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Affiliate in the capacity of an employee, officer or consultant or with respect to an individual who is an employee or officer of or a consultant to an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company; provided, however, that if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

Article 3.
Administration

3.1 Committee.

(a) Subject to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” within the meaning of Code Section 162(m) and Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

(b) The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.

(c) Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent any has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3 or meet the Performance-Based Exception, “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2 Powers of Committee. Subject to and consistent with the provisions of the Plan, the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a) to determine when, to whom and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c) to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, Other Stock-Based Award and to determine whether any performance or vesting conditions have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e) to determine the Term of any Option;

(f) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise);

(i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

(q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)).

3.3 No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option may not be amended to reduce the Exercise Price of such Option or cancel any outstanding Option in exchange for other Options with an Exercise Price that is less than the Exercise Price of the cancelled Option or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option over the aggregate Exercise Price of such Option or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply to any adjustment allowed under to Section 4.2.

Article 4.
Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance

4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan shall be:

(a) ~~1,500,000~~ 2,250,000, including Shares delivered pursuant to the exercise of Incentive Stock Options granted hereunder; plus

(b) an annual increase to be added as of January 1, beginning in 2017 and occurring each year thereafter through 2022, equal to the lesser of: (i) 10% of the Shares authorized under the Plan as of the preceding December 31 and (ii) any number of Shares, or no Shares, as determined by the Board, but in no event may the number of Shares authorized under the Plan exceed ~~2,200,000~~ 2,950,000.

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6.(b)) are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2 Adjustments in Authorized Shares and Awards; Liquidation, Dissolution or Change of Control.

(a) Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any Award of Restricted Stock Units, Deferred Stock or other outstanding Share-based Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options to the extent that such adjustment would cause the Option (determined as if such Option was an Incentive Stock Option) to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b) Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, such Award shall be vested and non-forfeitable and any conditions on such Award shall lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable. If an Award becomes exercisable or non-forfeitable in lieu of assumption or replacement by the Surviving Company in a Corporate Transaction, the Committee may either (i) allow all Grantees to exercise such Awards of Options within a reasonable period prior to the consummation of the transactions and cancel any outstanding Awards that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all outstanding Awards of Options in exchange for a payment (in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price) if such Options were fully vested and exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c) Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d) Deferred Compensation and Awards Intended to Comply With the Performance-Based Exception. Notwithstanding the forgoing provisions of this Section 4.2,

(i) if an Award (other than an Option) is intended to comply with the Performance-Based Exception, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c) until the earlier (i) the consummation of a change of control of the Company (as determined by the Committee in its sole discretion) or (ii) the attainment of the Performance Measure(s) upon which the Award is conditioned as certified by the Committee; and

(ii) if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company as described in Treasury Regulation Section 1.409A-3(i)(5).

4.3 Compliance with Section 162(m) of the Code.

~~(a) Section 162(m) Compliance.~~ To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, this Section 4.3~~(a)~~ shall apply. Each Award that is intended to meet the Performance-Based Exception and is granted to a person the Committee believes is likely to be a Covered Employee at the time such Award is settled shall comply with the requirements of the Performance-Based Exception; provided, however, that to the extent Code Section 162(m) requires periodic shareholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required. In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

 ~~(b) Annual Individual Limitations. No Grantee may be granted Awards (other than Awards that cannot be satisfied in Shares) with respect to more than 150,000 Shares, subject to adjustment as provided in Section 4.2(a), in a single calendar year and except as otherwise provided in Section 5.6(b).~~

4.4 Performance-Based Exception Under Section 162(m). Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 4.4, for Awards (other than Options) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following: the attainment by a Share a specified Fair Market Value for a specified period of time; earnings per Share; earnings per Share from continuing operations; total shareholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development. Any applicable Performance Measure may be applied on a pre- or post-tax basis. The Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices). For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code.

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Article 5.
Eligibility and General Conditions of Awards

5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3 General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 14.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as otherwise determined by the Committee pursuant to this Section 5.3, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Affiliation shall be forfeited to the Company.

5.4 Nontransferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Options (other than Incentive Stock Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d) Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6 Stand-Alone, Tandem and Substitute Awards.

(a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code; provided further that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits;

(b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7 Compliance with Rule 16b-3.

(a) Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b) Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8 Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 15 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.
Stock Options

6.1 Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3 Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4 Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall be granted only to an employee of the Company or a Subsidiary Corporation;

(b) shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c) shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5 Payment of Exercise Price. Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a) cash, personal check or wire transfer;

(b) delivery of Common Stock owned by the Grantee prior to exercise, valued at their Fair Market Value on the date of exercise;

(c) with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at their Fair Market Value on the date of exercise;

(d) with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

(e) subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.
Restricted Shares

7.1 Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

7.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

7.3 Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

7.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

7.5 Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 8.
Performance Units and Performance Shares

8.1 Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

8.2 Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

(a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

8.3 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. If a Performance Unit or Performance Share Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units or Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 9.
Deferred Stock and Restricted Stock Units

9.1 Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 15 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

9.2 Vesting and Delivery. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. Delivery of Shares subject to a grant of Restricted Stock Units occurs no later than the 15 th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. In addition, an Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock or Restricted Stock Units remains subject to a substantial risk of forfeiture, such Deferred Shares or Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

Article 10.
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

Article 11.
Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 12.
Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 12 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 13.
Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion.

Article 14.
Amendment, Modification, and Termination

14.1 Amendment, Modification, and Termination. Subject to Section 14.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

14.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 15.
Compliance with Code Section 409A

15.1 Awards Subject to Code Section 409A. The provisions of this Article 15 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

15.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

(a) Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in Shares or other property.

(b) Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such Performance Period.

(c) Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

15.3 Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution upon separation from service, a specified time, or a change in control as defined in Section 15.4(e) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

15.4 Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

(a) Separation from Service;

(b) The date the Participant becomes Disabled (as defined in Section 2.13(b);

(c) The Participant’s death;

(d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 15.2 and/or 15.3, as applicable; or

(e) A change in control of the Company within the meaning of Treasury Regulation Section 1.409A-3(h)(5).

15.5 Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

15.6 Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election. If the Participant has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Participant’s death or Disability.

15.7 No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.

Article 16.
Withholding

16.1 Required Withholding.

(a) The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld;

(ii) delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv) withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b) Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

16.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 17.
Additional Provisions

17.1 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

17.2 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

17.3 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

17.4 Securities Law Compliance.

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

17.5 Awards Subject to Claw-Back Policies. Notwithstanding any provisions herein to the contrary, all Awards granted hereunder shall be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board) to the extent that such Award (whether or not previously exercised or settled) or the value of such Award is required to be returned to the Company pursuant to the terms of such recoupment policy.

17.6 No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

17.7 Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

17.8 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

17.9 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

17.10 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

17.11 Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to the Company or any Affiliate.

17.12 Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

17.13 Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

17.14 Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

17.15 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

17.16 Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

17.17 No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

17.18 Stockholder Approval. All Awards granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MYnd2018SM**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it, prior to November 25, 2018, in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52386-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MYND ANALYTICS, INC.

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
1. Approval of the issuance of MYnd common stock to Aspire Capital Fund, LLC pursuant to NASDAQ Rule 5635, as more fully described in Proposal No. 1 of the Proxy Statement.	☐	☐	☐
2. Approval of an amendment to the 2012 Omnibus Equity Incentive Compensation Plan to eliminate annual individual award limits thereunder, as more fully described in Proposal No. 2 of the Proxy Statement.	☐	☐	☐
3. Approval of an amendment to the 2012 Omnibus Equity Incentive Compensation Plan to increase total shares available for grant thereunder, as more fully described in Proposal No. 3 of the Proxy Statement.	☐	☐	☐
4. Approval of an adjournment of the special meeting to seek additional proxies if necessary, as more fully described in Proposal No. 4 of the Proxy Statement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

E52387-TBD

The undersigned hereby constitutes and appoints George C. Carpenter IV and Donald E. D'Ambrosio, and each of them, attorneys and agents, with full power of substitution, to vote as proxies all the shares of Common Stock, par value $0.001 per share, of MYnd Analytics, Inc. (the "Company") standing in the name of the undersigned at the Special Meeting of Stockholders of the Company to be held virtually via live webcast on Monday, November 26, 2018 at 10:00 a.m. ET and at any adjournment or postponement thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof. The special meeting can be accessed by visiting www.virtualshareholdermeeting.com/MYnd2018SM. Receipt of notice of such meeting and the Proxy Statement therefor dated November 2, 2018, is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2, “FOR” PROPOSAL NO. 3 AND “FOR” PROPOSAL NO. 4, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side